John Hancock Small Company Fund

Summary prospectus 7/1/16

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A) or 888-972-8696 (Class ADV, Class I and Class R suite) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 7/1/16, and most recent financial highlights information included in the shareholder report, dated 3/31/16, are incorporated by reference into this summary prospectus.

TICKERS

A: JCSAX	ADV: JCSDX	I: JCSIX	R1: JCSOX	R2: JCSPX	R3: JCSHX	R4: JCSFX	R5: JCSVX	R6: JCSWX

Investment objective

The fund seeks maximum long-term total return.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 22 to 23 of this prospectus under "Sales charge reductions and waivers" or pages 105 to 109 of the fund's Statement of Additional Information under "Initial sales charge on Class A shares."

Shareholder fees (%) (fees paid directly from your investment)	A	ADV	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	None	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	ADV	I	R1		R2		R3	R4		R5	R6
Management fee	0.90	0.90	0.90	0.90		0.90		0.90	0.90		0.90	0.90
Distribution and service (Rule 12b-1) fees	0.30	0.25	0.00	0.50		0.25		0.50	0.25		0.00	0.00
Other expenses [1]
Service plan fee	0.00	0.00	0.00	0.25	[2]	0.25	[2]	0.15	0.10	[2]	0.05	0.00
Additional other expenses	0.29	0.29	0.27	0.18		0.18		0.18	0.18		0.18	0.18
Total other expenses	0.29	0.29	0.27	0.43		0.43		0.33	0.28		0.23	0.18
Total annual fund operating expenses	1.49	1.44	1.17	1.83		1.58		1.73	1.43		1.13	1.08
Contractual expense reimbursement [3]	–0.06	–0.10	–0.04	–0.03		–0.03		–0.03	–0.13	[4]	–0.03	–0.02
Total annual fund operating expenses after expense reimbursements	1.43	1.34	1.13	1.80		1.55		1.70	1.30		1.10	1.06

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 "Service plan fee" has been restated to reflect maximum allowable fees.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class ADV, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares, as applicable, exceed 1.43%, 1.34%, 1.13%, 1.80%, 1.55%, 1.70%, 1.30%, and 1.10%, respectively, of average annual net assets (on an annualized basis) attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class ADV, Class I, Class R1, Class R2, Class R3, Class R4, and Class R5 shares" means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The advisor also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. Each agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

4 The distributor contractually agrees to waive and limit its Rule 12b-1 fees for Class R4 shares to the extent necessary to achieve aggregate fees of 0.15%. This agreement expires on June 30, 2017, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

John Hancock Small Company Fund

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	ADV	I	R1	R2	R3	R4	R5	R6
Shares
1 year	638	136	115	183	158	173	132	112	108
3 years	942	446	368	573	496	542	440	356	341
5 years	1,267	777	640	988	858	936	769	619	594
10 years	2,186	1,716	1,417	2,145	1,876	2,038	1,702	1,372	1,315

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 108% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund considers small-cap companies to be those companies in the capitalization range of the Russell 2000 Index, including exchange-traded funds (ETFs), that attempt to replicate small-cap indexes. The market capitalization range of the Russell 2000 Index was approximately $10 million to $6 billion as of March 31, 2016, and may change over time. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in ETFs to a limited extent.

The manager employs a relative value philosophy to analyze and select investments that have attractive valuations and potential catalysts that are expected to lead to accelerated earnings and cash flow growth. The manager believes that earnings and cash flow growth are the principal drivers of investment performance, particularly when accompanied by quantifiable catalysts that generally are unrecognized.

The manager attempts to mitigate excess risk through ownership of a well-diversified portfolio with broad representation across market industries and sectors. However, the fund may focus its investments in a particular sector or sectors of the economy. The fund may trade securities actively.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

John Hancock Small Company Fund

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.

Small company risk. Small companies are generally less established and may be more volatile than larger companies. Small-capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time (Class A shares), or 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days (Class ADV, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares).

A note on performance

Class A shares of the fund commenced operations on December 14, 2009. Class R1, Class R3, Class R4, and Class R5 shares of the fund commenced operations on April 30, 2010. Class R2 and Class R6 shares of the fund commenced operations on March 1, 2012 and September 1, 2011, respectively. Returns shown prior to December 14, 2009 are those of FMA Small Company Portfolio's (predecessor fund) Investor shares (through December 11, 2009). Returns shown prior to the commencement date of Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares are those of the fund's Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable. Returns for Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares would have been substantially similar to returns of Class A shares because the share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the three months ended March 31, 2016, was –1.39%.
Best quarter: Q3 '09, 17.14%
Worst quarter: Q3 '11, –21.53%

Average annual total returns (%)—as of 12/31/15	1 year	5 year	10 year
Class A before tax	–6.12	6.79	6.27
after tax on distributions	–7.64	5.85	5.19
after tax on distributions, with sale	–2.18	5.31	4.85
Class ADV	–1.09	8.01	6.79
Class I	–0.89	8.27	7.18
Class R1	–1.58	7.52	6.40
Class R2	–1.32	7.41	5.78
Class R3	–1.46	7.62	6.51
Class R4	–1.05	8.03	6.86
Class R5	–0.86	8.28	7.15
Class R6	–0.74	8.35	7.25
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	–4.41	9.19	6.80

John Hancock Small Company Fund

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor Mesirow Financial Investment Management, Inc. (Mesirow Financial)*

*Prior to March 31, 2016, Fiduciary Management Associates, LLC (FMA) was the fund's subadvisor.  Mesirow Financial acquired FMA effective April 1, 2016.

Portfolio management

Leo Harmon, CFA Co-Portfolio Manager and Managing Director Managed the fund and the predecessor fund since 2006	Kathryn A. Vorisek Co-Portfolio Manager and Senior Managing Director Managed the fund and the predecessor fund since 1998

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans or certain fee-based or wrap accounts. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. There are no minimum initial investment requirements for Class ADV, Class R1, Class R2, Class R3, Class R4, or Class R5 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Class A, Class ADV, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A shares); 888-972-8696 (Class ADV, Class I, and Class R6 shares). Class R1, Class R2, Class R3, Class R4, and Class R5 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401 (k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2016 JOHN HANCOCK FUNDS, LLC 3480SP 7/1/16 SEC file number: 811-21777